                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) October 28, 2002.

                    Household Credit Card Master Note Trust I
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                          Household Finance Corporation
                 ----------------------------------------------
                          (Administrator of the Trust)
                    (Exact Name as specified in its charter)

            Delaware                      0-23942                        36-1239445
-------------------------------    ------------------------      --------------------------
(State or Other Jurisdiction of    (Commission File Number)      (IRS Employer Identification
Incorporation of Administrator)                                      Number)

                    2700 Sanders Road
               Prospect Heights, Illinois                            60070
--------------------------------------------------------           ----------
(Address of Principal Executive Office of Administrator)           (Zip Code)

Registrant's telephone number, including area code (847) 564-5000

                                Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.   Not Applicable.

Item 2.   Not Applicable.

Item 3.   Not Applicable.

Item 4.   Not Applicable.

Item 5.        On October 28, 2002, Household Credit Card Master Note Trust I,
                (the "Trust") issued its Series 2002-1 Asset Backed Notes.

Item 6.   Not Applicable.

Item 7.   Exhibits.

     The following are filed as Exhibits to this Report under Exhibits 4.

               Exhibit 4.1 The Series 2002-1 Indenture Supplement, dated as of October 28, 2002, between the Trust, as issuer, and the Indenture Trustee.

Item 8.   Not Applicable.

Item 9.   Not Applicable.

                                        2

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator on behalf of Household Credit Card Master Note Trust I has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HOUSEHOLD FINANCE
                                          CORPORATION
                                          as Administrator of and on behalf of

                                         HOUSEHOLD CREDIT
                                          CARD MASTER NOTE TRUST I

                                         By:  /s/  Steven H. Smith
                                             --------------------------
                                            Name:  Steven H. Smith
                                            Title: Assistant Treasurer


Dated:  November 6, 2002

                                        3

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                                  EXHIBIT INDEX

Exhibit                          Description
-------                          -----------

Exhibit 4.1 The Series 2002-1 Indenture Supplement, dated as of October 28, 2002, between the Trust, as issuer, and the Indenture Trustee.

                                        4